Exhibit 99.2
American Commercial Lines First Quarter 2009 Earnings Call April 29, 2009

DisclosureStatements made during this presentation with respect to the future are forward-looking statements. Forward looking statements involve risks and uncertainties. ACL actual results may differ materially from those anticipated as the result of various factors. A list of some of these factors can be found in American Commercial Line’s SEC filings, including its Form 10-K on file with the Securities and Exchange Commission.During the presentation reference may be made to certain non-GAAP or adjusted financial measures. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is available on ACL’s web site at www.aclines.com in the investor relations section under non-GAAP financial data.2

First Quarter 2009 Highlights

($ in millions)

✓ Operating results in respective quarters were impacted by individually significant non-comparable items as follows:

	1Q09	1Q08	Difference
Reduction in Force charges	$(1.9)	$(1.2)	$(0.7)
Houston office closure charges	(2.1)	-	(2.1)
Changes for customer bankruptcy	(0.7)	-	(0.7)
Interest expense	(8.5)	(6.7)	(1.8)
Professional services results	(1.5)	(0.2)	(1.3)
Pension buy-out reversal	-	2.1	(2.1)
	(14.7)	(6.0)	(8.7)
All other operating results	5.7	9.7	(4.0)
Income (loss) from cont operations before income tax and discontinued operations	(9.0)	3.7	(12.7)
Income tax expense (benefit)	(3.5)	1.4	(4.9)
Net (loss) income	$(5.5)	$2.3	$(7.8)

- Volume/Mix deterioration in Transportation
- Core contract pricing intact
- Strong productivity & cost control, partially offset by traffic inefficiency

3

First Quarter 2009 Highlights•Transportation segment affreightment/towing ton-miles declined 10.7%, consistent with the industry decline–Grain and coal volume increase by 11.6% and 14.1%–Bulk and liquid affreightment volume declined by 26.3% and 47.2%–Non-affreightment revenues declined by 18.8% (primarily liquid towing)•Fuel price decreases exceeding our contractual rate reductions, improved boat productivity and reduced negative weather impact almost offset the impact of the volume decline but did not cover cost inflation, primarily labor•Manufacturing segment operating profit increased by $0.8 million or 23.9% on fewer, more profitable liquid barge builds•Strong progress on cost control with transportation SG&A up by $1.6 million driven by $3.5 million in special charges4

Revenue Mix Change 1Q'09 to 1Q'08

($ in millions)

	2009	Revenue change + (-)	Change in commodity
Grain	**$ 37.9**	**$ 3.2**	**9%**
Steel and pig iron	4.9	(20.2)	-80%
Fertilizer	2.5	(4.1)	-62%
All other bulk	27.2	(4.1)	-13%
Total Bulk/ Non-Bulk	**34.6**	**(28.4)**	**-45%**
Coal and energy	4.7	(6.1)	-56%
Legacy coal	14.8	4.4	42%
Total Coal/Energy	**19.5**	**(1.7)**	**-8%**
Dry towing/demurrage	11.8	(2.0)	-15%
Total Dry Revenue	**103.8**	**(28.9)**	**-22%**
Chemicals	12.0	(8.1)	-40%
Petroleum	6.0	(1.3)	-18%
Other liquids	3.2	(2.0)	-38%
Towing liquid	10.1	(6.1)	-38%
Charter/demurrage	13.4	0.5	4%
Total Liquid	**44.7**	**(17.0)**	**-28%**
Scrap and other	**7.0**	**(3.4)**	**-33%**
Total Revenue	**$ 155.5**	**$ (49.3)**	**-24%**

5

Annualized Organic Growth(1)($ in millions)Transportation $93 $14$32BulkCoalLiquids$24$18$2$47 $11 $7$1$11 $101Q091Q082008 FYContinuing to Bring New Organic Growth to the Transportation Portfolio1) New business from new and existing customers

American Commercial Lines
National Environmental Performance Track
Responsible Care

Revenue Portfolio Mix

Transportation

2009 Full Year


Services
5%
Coal
13%
Liquid
29%
Grain
27%
Bulk
26%

2008 Full Year


Services
7%
Coal
12%
Liquid
29%
Grain
21%
Bulk
31%

Manufacturing

Sales Backlog

($ in millions)

March 31, 2009


Legacy,
$37,
20%
Non-
Legacy,
$146
80%

Total Backlog - $183

December 31, 2008


Legacy,
$37,
17%
Non-
Legacy,
$175,
83%

Total Backlog - $212

7

Transportation Productivity

Gallons Consumed/Boat Op Hour



105
100
95
90
85
80
75
70
1Q06
3Q06
1Q07
3Q07
1Q08
3Q08
1Q09

Impacted by higher utilization of greater horsepower boats due to weather conditions

% Loaded Miles – Covered Hopper



90%
85%
80%
75%
70%
1Q06
3Q06
1Q07
3Q07
1Q08
3Q08
1Q09

Impacted by volume declines in the quarter

8

Productivity Metrics

**Ton-Miles/
Average Affreightment Barge**


3,391
3,529
3,470
1,642
1Q08 1Q09
Dry
1Q08 1Q09
Liquid

- Dry ↑ 4% in 1Q
- Liquids ↓ 53%

1Q09 Labor Hours Per Ton of Steel
(Reduction over Prior Year)


-1%
-5%
30K
Tanker
10K
Tanker

- No dry hoppers in 1Q09

9

Delay Days Barge Days Lost Due Manufacturing Production to River DelaysDays Lost Due to Weather11,0066,49119.013.01Q08 1Q09 1Q08 1Q091Q09 returned to more Significant improvement for normal levelsShipyard

First Quarter Financial Results($ in millions except EPS)Variance1Q09To PYKey 1st Quarter Variance Drivers1Q 2008 EBITDA$23.0Transportation$155.5$(49.3)Jeffboat35.2(28.8)Transportation:Services6.14.4Volume/Price/Mi x(12.3) Revenues 196.8 (73.7)Inflation and All other(3.7) Net fuel benefit of lower price4.8 Transportation(3.3)(9.8)Boat productivity5.4 Jeffboat4.10.8Other SG&A1.9 Services(1.5)(1.3)Higher gain on sale of assets1.7Operating Income(0.7)(10.3)Scrapping(2.1) Houston closure costs (SG&A)(2.1)Net (Loss) Income (5.5)(7.8)PY Pension benefit(2.1) EPS(0.11)(0.16)RIF 2009 (SG&A)(1.9) RIF 2008 (SG&A)1.2 EBITDA$13.1$(9.9)Customer bankruptcy (SG&A)(0.7)%6.7%(1.8)pts(9.9)Cash From Operations $25.1$33.4Manufacturing1.0 Professional Services(1.0)Effective Tax Rate39.1%(1.7)pts1Q 2009 EBITDA$13.1

Cash Flow & Capital Expenditures

($ in millions)	1Q 2009	1Q 2008
Net (Loss) Income	$(5)	$2
Non-Cash	16	19
Working Capital	14	(29)
Cash From Operations	**$25**	**$(8)**
Capital Expenditures[1]	(8)	(12)
Investment in Summit	-	(8)
Investment/Dispositions	2	(1)
Free Cash Flow	**$19**	**$(29)**

Revolver Balance	$431.7
Bank Agreement Debt/EBITDA	2.8
Revolver Availability	$40

Continued Positive FCF

1Q09 Capital Expenditures[1]


$2.1
$1.5
$0.6
$4.2
$8.4
Transp Maintenance
Mfg
Facilities/ Other
Barges
Total

$1.4	1 Tanker Delivered
20.6	12 Tankers in WIP on 3/31
(17.8)	13 Tankers in WIP on 12/31
$4.2	Total YTD 2009 Barges

[1] Includes Software expenditures

12

Summary•We continue to work to best position the Company to compete in this environment and through recovery-We have continued to produce organic growth and continue to battle daily for spot business we can profitably service-We continue to see progress against our key productivity metrics as we have shared with you-We have begun to fundamentally change our SG&A cost structure •We are not finished-We continue to refine our cash management-We continue to drive costs out and increase productivity•2009 has been and will continue to be challenging with the uncertainties of the economy, higher cost of debt, uncertain spot pricing, volatile fuel, lower liquidity

Appendix

Management considers EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company’s business segments. EBITDA provides us with an understanding of one aspect of earnings before the impact of investing and financing transactions and income taxes. EBITDA should not be construed as a substitute for net income or as a better measure of liquidity than cash flow from operating activities, which is determined in accordance with generally accepted accounting principles (“GAAP”). EBITDA excludes components that are significant in understanding and assessing our results of operations and cash flows. In addition, EBITDA is not a term defined by GAAP and as a result our measure of EBITDA might not be comparable to similarly titled measures used by other companies.

American Commercial Lines Inc
Net Income to EBITDA Reconciliation
(unaudited)

$ in thousands

	Quarter Ended March 31,	
	2009	2008
Net (Loss) Income from Continuing Operations	$ (5,458)	$ 2,303
Discontinued Operations, Net of Income Taxes	-	12
Consolidated Net (Loss) Income	$ (5,458)	$ 2,315
Adjustments from Continuing Operations:		
Interest Income	(7)	(50)
Interest Expense	8,541	6,732
Depreciation and Amortization	13,540	12,646
Taxes	(3,504)	1,375
Adjustments from Discontinued Operations:		
Interest Income	-	(19)
Taxes	-	7
EBITDA from Continuing Operations	13,112	23,006
EBITDA from Discontinued Operations	-	-
Consolidated EBITDA	$ 13,112	$ 23,006
EBITDA from Continuing Operations by Segment:		
Transportation Net (Loss) Income	$ (8,114)	$ (1,010)
Interest Income	(6)	(48)
Interest Expense	8,531	6,732
Depreciation and Amortization	12,135	11,907
Taxes	(3,525)	1,375
Transportation EBITDA	$ 9,021	$ 18,956
Manufacturing Net Income	$ 4,152	$ 3,507
Depreciation and Amortization	866	654
Total Manufacturing EBITDA	5,018	4,161
Intersegment Profit	-	(147)
External Manufacturing EBITDA	$ 5,018	$ 4,014

16

Other Key Metrics Vs. Prior YearTransportation1Q09Rev Per Barge ƒ¢-19% Fuel-Neutral Rate Per Ton Mile ƒ¢-15% Ton Mile Volume ƒ¢-11%ManufacturingBarges Built1Q091Q08-Dry Hoppers-79-Tankers129-Special Vessels-11289